                                                                   EXHIBIT  10.2


                               AMENDMENT TO LEASE

      This Amendment to Lease ("Amendment") is entered into this 19th day of April, 1999, by and between NORTH COAST BUSINESS PARK, a California Limited Partnership ("Landlord") and INTERACTIVE TELESIS, INC., a Delaware corporation ("Tenant") with reference to the following facts:

                                    RECITALS

      A. on or about February 13, 1995, Landlord and Tenant entered into that certain Lease Agreement ("Original Lease"), pursuant to which Tenant leased from Landlord certain premises commonly known as Building 4 ("Building 4") 535 Encinitas Boulevard, Suite 112, Encinitas, California, consisting of approximately 888 rentable square feet. A true copy of said original Lease is attached hereto as "Exhibit "A" and made a part hereof by this reference.

      B. Thereafter, Tenant and Landlord have entered into the following lease amendments under which Tenant has expanded its space, relocated its Premises and extended the term of its Lease as set forth below:

      Date                          Effect of Lease Amendment
      ----                          -------------------------
August 20, 1995                     Expanded space by adding
                                    Suite 117 in Building 4 (899
                                    rentable s/f) and extended the
                                    term of lease.

July 30, 1996                       Relocated from Suites 114 and
                                    117 to Suites 113, 116, 118 in
                                    Building 4 (the "Existing
                                    Premises") consisting of
                                    approximately 3,141 rentable
                                    s/f and extended the term of
                                    lease.

September 15, 1998                  Expanded space by adding
                                    Suites 119 and 121 in Building
                                    4 totalling 1,034 rentable s/f.

      C. Tenant now desires to lease from Landlord certain additional space commonly known as Building 4, Suite 114, 535 Encinitas Boulevard, Encinitas, California, consisting of approximately 888 rentable square feet (the "Expansion Premises") as is further described in Exhibit "B" attached hereto and made a part hereof by this reference.

      NOW THEREFORE, the parties hereto agree that the Original Lease and the existing Lease Amendments described above are hereby further amended as follows:

                                    AGREEMENT

      1. Leased Space. In addition to leasing the Existing Premises, Tenant agrees to lease the Expansion Promises consisting of approximately 888 rentable square feet for a total leased space of 5,063 rentable square feet (the "Leased Space").

      2. Term of Lease. The term of Lease for the Expansion Premises shall be for a period of 28 months commence May 1, 1999 and shall terminate August 31, 2001.

      3. Base Rent. The Base Rent Schedule shall be as follows:

      05/01/99 to 04/30/00 - $1,465.00 per month ($1.65 s/f)

      05/01/00 to 04/30/01 - $1,510.00 per month ($1.70 s/f)

      05/01/01 to 08/31/01 - $1,555.00 per month ($1.75 s/f)

      Utilities and janitorial expenses are not included in the above Base Rent and are the sole responsibility of Tenant as set forth in paragraphs 4 & 5 below.

      4. Utility Expense. Tenant to transfer SDG&E meter into Tenant's name and pay all utilities related to the Expansion Premises directly to SDG&E. Landlord shall not be responsible for the payment of utilities.

      5. Janitorial Expenses. Tenant shall be solely responsible to provide and pay for its own janitorial services. Landlord shall not be responsible for janitorial service.

      6. Security Deposit. Tenant's current security deposit of $6,265.00 shall be increased to $7,730.00. Concurrently with the execution of this Amendment of Lease, Tenant agrees to deposit with Landlord the additional security deposit in the amount of $1,465.00 for a total security deposit held by Landlord of $7,730.00.

      7. Tenant Improvements. Landlord install new building standard carpet and base cove consistent with Tenant's existing carpet. In addition, Landlord shall provide a passage way and stairs between the Expansion Premises and Tenant's existing Premises. Tenant shall pay for any up-grade in materials used over Landlord's building standard materials, or any construction change orders requested by Tenant that increases the scope of tenant improvement work outlined above.

      8. Option to Extend Term of Lease.

            8.1 Option to Extend. Landlord conditionally grants to Tenant the option to extend the term of this Lease for one (1) period of three (3) years at the end of the original term (the "Renewal Term").

            8.2 Exercise of Option. To exercise such option, Tenant must deliver written notice of the exercise thereof to Landlord no earlier than 360 days and not later than 180 days before the expiration of the initial Term of this Lease.

            8.3 Base Rent During Renewal Term. The monthly Base Rent during the Renewal Term shall be as follows:

            09/31/01 to 08/31/02 - $1,600.00 per month ($1.80 s/f)

            09/01/02 to 08/31/03 - $1,645.00 per month ($1.85 s/f)

            09/01/03 to 08/31/04 - $1,687.00 per month ($1.90 s/f)

      The above rent schedule does not include utilities or janitorial service. Tenant shall continue to be responsible for all utilities and janitorial service.

            8.4 Termination Of Option to Extend. The Option to Extend as set forth in paragraph 8.1 is personal to Tenant and shall be exercisable by Tenant (and not an assignee, sublessee, or other transferee of Tenant's interest in this Lease) only if Tenant occupies the entire Premises. The Option to Extend granted herein shall terminate upon (i) the default by Tenant of any term,, covenant or condition of the Lease regardless if such default is cured, or (ii) upon Tenant's failure to deliver such written notice as outlined in paragraph
8.2 above.

      9. Guarantor. Donald E. Cameron, Guarantor of the Lease and each Amendment pursuant to that Guarantee of Lease dated February 13, 1995, hereby consents to this Amendment to Lease and acknowledges and agrees that the Guarantee of Lease shall apply to this Amendment to Lease.

      10. CONTINGENCY: Delivering possession of the Expansion Promises to Tenant is subject to Landlord's successful negotiation of an early lease termination agreement with the existing tenant. The Expansion Promises must be under the exclusive control of Landlord and available to lease.

      11. Continuing Effect of Lease. All other terms and conditions of the original Lease shall remain in full force and effect, and shall apply to all space identified in each Amendment and the Expansion Premises except as expressly modified by this Amendment. In the event any term or condition of the original Lease is inconsistent with, or contrary to, any term or condition of this Amendment, this Amendment shall prevail.

                              LANDLORD: NORTH COAST BUSINESS PARK,
                                        a California Limited Partnership

Date: 4/30/99                           By: /s/ MICHAEL I. CRAIN
                                        ----------------------------------------
                                        Michael I. Crain for Crain, Ltd.,
                                        General Partner of North Coast
                                        Business Park Managers, a California
                                        Limited Partnership

                                TENANT: INTERACTIVE TELESIS,, INC., a Delaware
                                        Corporation

Date: 4/20/99                           By: /s/ BILL ADAMS
                                        ----------------------------------------
                                        Bill Adams, Controller

                             GUARANTOR: Donald E. Cameron, an Individual


Date: 4/20/99                           By: /s/ DONALD  E. CAMERON
                                        ----------------------------------------
                                        Donald E. Cameron

                                   EXHIBIT "B"

               Existing Premises - Suites 113, 116, 118, 119, 121

                         Expansion Premises - Suite 114



                             [Diagram of Premises]

                               AMENDMENT TO LEASE

      This Amendment to Lease ("Amendment") is entered into this 15th day of September, 1998, by and between NORTH COAST BUSINESS PARK, a California Limited Partnership ("Landlord") and INTERACTIVE TELESIS, INC., a Delaware Corporation ("Tenant") with reference to the following facts:

                                    RECITALS

      A. on or about February 13, 1995, Landlord and Tenant entered into that certain Lease Agreement ("Original Lease"), pursuant to which Tenant leased from Landlord certain premises commonly known as Building 4 ("Building 4") 535 Encinitas Boulevard, Suite 112, Encinitas, California, consisting of approximately 888 rentable square feet. A true copy of said original Lease is attached hereto as Exhibit "A" and made a part hereof by this reference.

      B. Thereafter, Tenant and Landlord have entered into the following lease amendments under which Tenant has expanded its space, relocated its Premises and extended the term of its Lease as set forth below:

                  Date                    Effect of Lease Amendment
                  ----                    -------------------------
            August 20, 1995               Expanded space by adding Suite 117 in Building 4
                                          (899 rentable s/f) and extended the term of
                                          lease.

            July 30, 1996                 Relocated from Suites 114 and 117 to Suites 113,
                                          116, 118 in Building 4 (the "Existing
                                          Premises") consisting of approximately 3,141
                                          rentable s/f and extended the term of lease.


      C. Tenant now desires to lease from Landlord certain additional space commonly known as Building 4, Suite's 119 and 121, 535 Encinitas Boulevard, Encinitas, California, consisting of approximately 1,034 rentable square feet (the "Expansion Premises") as is further described in Exhibit "B" attached hereto and made a part hereof by this reference.

      D. Tenant also desires to extend the term of Lease period of thirty six
(36) months under the terms and conditions set forth herein.

      NOW, THEREFORE, the parties hereto agree that the Original Lease and the existing Lease Amendments described above are hereby further amended an follows:

                                    AGREEMENT

      1. Leased Space. In addition to leasing the Existing Premises, Tenant agrees to lease the Expansion Premises consisting of approximately 1,034 rentable square feet for a total leased space of 4175 rentable square feet (the "Leased Space").

      2. Occupancy of Expansion Premises. Tenant's obligation to make payments of Base Rent and other charges with respect to the Expansion Premises shall commence upon the "Date of Occupancy" which shall be deemed to have occurred upon substantial completion of tenant improvements. Landlord reasonably estimates the Date of Occupancy shall occur on or about October 15, 1998. However, in the event the Date of Occupancy is any date other than October 15, 1998, Landlord and Tenant shall execute a Commencement Letter setting forth the actual Date of Occupancy for the Expansion Premises.

      3. Term of Lease.

            3.1 Existing Premises: The term of Lease for the Existing Premises shall be extended for a period of three (3) years commencing September 1, 1998 and shall terminate August 31, 2001.

            3.2 Expansion Premise: The term of Lease for the Expansion Premises shall commence upon the Date of Occupancy and shall terminate August 31, 2001.

      4. Base Rent. The Base Rent Schedule shall be as follows:

            4.1 Existing Premises

            09/01/98 to 08/31/99 - $4,710.00 per month ($1.50 s/f)

            09/01/99 to 08/31/00 - $4,870.00 per month ($1.55 s/f)

            09/01/00 to 08/31/01 - $5,025.00 per month ($1.60 s/f)

            4.2 Expansion Premises

            10/15/98 to 08/31/99 - $1,555.00 per month ($1.50 s/f)

            09/01/99 to 08/31/00 - $1,600.00 per month ($1.55 s/f)

            09/01/00 to 08/31/01 - $1,655.00 per month ($1.60 s/f)

      Utilities and janitorial expenses are not included in the above Base Rent and are the sole responsibility of Tenant as set forth in paragraphs 5 & 6 below.

      5. Utility Expenses.

            5.1 Existing Premises. Tenant has transferred all utility meters covering the Existing Premises into Tenant's name and pays all utility charges for such space directly to SDG&E. Landlord shall not be responsible for the payment of utilities.

            5.2 Expansion Premises. Tenant to transfer SDG&E meter number 996489 into Tenant's name and pay all utilities related to the Expansion Premises directly to SDG&E. Landlord shall not be responsible for the payment of utilities.

      6. Janitorial Expenses. Tenant shall be solely responsible to provide and pay for its own janitorial services. Landlord shall not be responsible for janitorial service.

      7. Security Deposit. Tenant's current security deposit of $3,345.00 shall be increased to $6,265.00. Concurrently with the execution and return of this Amendment of Lease to Landlord Tenant agrees to deposit with Landlord the additional security deposit in the amount of $2,920.00 for a total security deposit held by Landlord of $6,265.00.

      8.    Tenant Improvements.

            8.1 Landlord's Responsibility. Landlord shall, at Landlord's sole cost and expense, paint, install vinyl tile in the bathroom, kitchen and computer room, and install carpet and rubber base cove in all other areas of the Leased Space identified in paragraph 1 above. In addition, Landlord shall be responsible for completion and construction of tenant improvements as described in Exhibit "C" attached hereto and made a part hereof by this reference. All materials used shall be Landlord's building standard.

            8.2 Tenant's Responsibility. Tenant shall pay for (i) any up-grade in materials used over Landlord's building standard materials, (ii) any construction change orders requested by Tenant that increases the scope of tenant improvement work outlined in Exhibit "C" (iii) Tenant shall move all equipment in the computer room to accommodate paint and vinyl tile installation, and (iv) those improvements outlined in Exhibit "D" attached hereto and made a part hereof by this reference. said improvements shall be constructed by Landlord and reimbursed by Tenant at a cost not to exceed $750.00.

      9.    Option to Extend Term of Lease.

            9.1 Option to Extend. Landlord conditionally grants to Tenant the option to extend the term of this Lease for one (1) period of three (3) years at the end of the original term (the "Renewal Term").

            9.2 Exercise of Option. To exercise such option, Tenant must deliver written notice of the exercise thereof to Landlord no earlier than 360 days and not later than 180 days before the expiration of the initial Term of this Lease.

            9.3 Base Rent During Renewal Term. The monthly Base Rent during the Renewal Term shall be as follows:

            09/01/01 to 08/31/02 - $6,890.00 per month ($1.65 s/f)

            09/01/02 to 08/31/03 - $7,100.00 per month ($1.70 s/f)

            09/01/03 to 08/31/04 - $7,300.00 per month ($1.75 s/f)

      The above rent schedule does not include utilities or janitorial service. Tenant shall continue to be responsible for all utilities and janitorial service.

            9.4 Termination of Option to Extend. The Option to Extend as set forth in paragraph 9.1 is personal to Tenant and shall be exercisable by Tenant (and not an assignee, subleases, or other transferee of Tenant's interest in this Lease) only if Tenant occupies the entire Premises. The Option to Extend granted herein shall terminate upon (i) the default by Tenant of any term, covenant or condition of the Lease regardless if such default is cured, or (ii) upon Tenant's failure to deliver such written notice as outlined in paragraph
9.2 above.

      10. First Right of offer to Expand.

            10.1 Right of First Offer. Landlord hereby conditionally grants to Tenant a right of first offer ("First Offer Right") with respect to Suite
120 located in Building 4 (the "First Offer Space"). Notwithstanding the foregoing, such First Offer Right of Tenant shall commence only following the expiration or earlier termination of the existing lease with Cal West Management (the "Superior Lease") including any renewal or extension of such superior Lease, whether or not such renewal or extension is pursuant to an express written provision in such superior Lease, and regardless of whether or not such renewal or extension is consummated pursuant to a lease amendment or a new lease.

            10.2 Procedure for Offer. Landlord shall notify Tenant (the "First Offer Notice") when Landlord determines that the First Offer Space will become available to lease to third parties. The First Offer Notice will describe the First Offer Space and shall set forth the "First Offer Rent" as that term is defined herein.

            10.3 Procedure for Acceptance. If Tenant wishes to exercise Tenant's First Offer Right with respect to the space described in the First Offer Notice, then within three (3) business days after delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its First Offer Right with respect to the entire space described the First Offer Notice. If Tenant does not exercise its First Offer Right within said three (3) business day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires at any time during the Lease Term, without any obligation to provide Tenant with a further right to lease such space.

            10.4 First Offer Rent. If Tenant shall exercise its First Offer Right the rent payable by Tenant for the First Offer Space (the "First Offer Rent") shall be at the then existing rental rate for Tenant's existing space, i.e., $1.50 s/f, or $1.55 s/f.

            10.5 Landlord's Improvement of First Offer Space. If Tenant shall exercise its First Offer Right during the first twelve month (12) period of the initial term of this Lease, then Landlord shall paint and install new building standard carpet in the First Offer Space. However, if Tenant shall exercise its First Offer Right during the second twelve month period, then Landlord shall paint and clean the existing carpet. All other improvements shall be at Tenant's sole cost and expense.

            10.6 Termination of First Offer Right. The First Offer Right set forth in paragraph 10.1 above shall be personal to Tenant and shall be exercisable by Tenant (and not an assignee, sublessee, or other transferee of Tenant's interest in this Lease) only if Tenant occupies the entire existing Leased Space as of the date of the First Offer Notice. The First Offer Right granted herein shall automatically terminate upon (i) the default by Tenant of any term, covenant or condition of the Lease regardless if such default is cured, (ii) upon Tenant's failure to exercise its First Offer Right with respect to such First Offer Space as offered by Landlord as outlined in paragraph 10.3, or (iii) if the First Offer Right is not exercised within the first twenty four
(24) months of the initial term of this Lease.

      11. Guarantor. Donald E. Cameron, Guarantor of the Lease and each Amendment pursuant to that Guarantee of Lease dated February 13, 1995, hereby consents to this Amendment to Lease and acknowledges and agrees that the Guarantee of Lease shall apply to this Amendment to Lease.

      12. Continuing Effect of Lease. All other terms and conditions of the Original Lease shall remain in full force and effect, and shall apply to all space identified in each Amendment and the Expansion Premises except as expressly modified by this Amendment. In the event any term or condition of the Original Lease is inconsistent with, or contrary to, any term or condition Amendment, this Amendment shall prevail.

                            (SIGNATURES ON NEXT PAGE)

                              LANDLORD: NORTH COAST BUSINESS PARK,
                                        a California Limited Partnership

Date: 9/25/98                           By: /s/ MICHAEL I. CRAIN
                                        ----------------------------------------
                                        Michael I. Crain for Crain, Ltd.,
                                        General Partner of North Coast
                                        Business Park Managers, a California
                                        Limited Partnership

                                TENANT: INTERACTIVE TELESIS, INC., a Delaware
                                        Corporation

Date: 9/16/98                           By: /s/ DONALD E. CAMERON
                                        ----------------------------------------
                                        Donald E. Cameron, President

                             GUARANTOR: Donald E. Cameron, an Individual

Date: 9/16/98                           By: /s/ Donald E. Cameron
                                        ----------------------------------------
                                        Donald E. Cameron

                                   EXHIBIT "B"



                    Existing Premises - Suites 113, 116, 118
                    Expansion Premises - Suite 119, 121
                    First Offer Space - Suite 120




                                  [FLOOR PLAN]

                                   EXHIBIT "C"

                             LANDLORD'S IMPROVEMENTS

         Construct two new offices with a/c supply & return, two 2x4 light fixtures, two duplex 110v outlets, two phone stubouts, two light switches, relocate T-stat, two Timely frame windows, two doors, cut 5' opening between 119 & 118.

         NOTE: Offices will be approximately 10'1" x 11'9".

                  Location of lighting, a/c outlets/switches may vary.

                  Existing phone outlets to be reused where possible.

                  Reverse swing of two doors in Suite 113.




                                  [FLOOR PLAN]

                                  EXHIBIT "D"

                             TENANT'S IMPROVEMENTS


Construct new wall to ceiling, re-use existing door, install light switch, a/c supply, demo 8'10" wall & leave header, cut 5' opening between 119 and 118








                                  [FLOOR PLAN]

                               AMENDMENT TO LEASE


         This Amendment to Lease is entered into as of this 30th day of July, 1996, by and between NORTH COAST BUSINESS PARK, a California Limited Partnership ("Lessor") and INTERACTIVE TELESIS, INC., a British Columbia Corporation ("Lessee") with reference to the following facts:

                                    RECITALS:

         A. On or about February 13, 1995, and by way of Amendments to Lease dated August 20, 1995, and July 29, 1996, Lessor and Lessee entered into that certain Lease Agreement, pursuant to which Lessee leased from Lessor certain premises situated in Building 4, 535 Encinitas Blvd., Suites 112, 117, and 113, Encinitas, California (the "Original Premises"), a true and correct copy of the Lease and each Amendment thereto is attached hereto as Exhibit "A."

         B. Lessee now desires to lease from Lessor certain alternative premises in Building 4, 535 Encinitas Blvd., Suites 113, 116, and 118, consisting of approximately 3,141 rentable square feet (the "New Premises") and is more particularly described in Exhibit "B" attached hereto and made a part hereof by this reference.

         C. Lessee and Lessor also desire to terminate the Lease with respect to the Original Premises in Building 4, Suites 112, and 117 concurrently with completion of Lessor's tenant improvements for the New Premises and the date of occupancy for the New Premises.

         NOW, THEREFORE, the parties hereby agree as follows:

                                    AGREEMENT

         1. Leased Space: Lessee agrees to lease Suites 113, 116, and 118 in Building 4 consisting of approximately 3,141 rentable square feet as described in Exhibit B.

         2. Date of Occupancy. Lessee's responsibility to make payments of rent and other charges with respect to the New Premises shall commence on the "date of occupancy" which shall be the actual date Lessor's improvements are substantially completed. The parties reasonably anticipate that the tenant improvements shall be completed within five (5) days after their initial commencement.

         3. Term: The term of Lease for all Leased Space shall be for a period of twenty four (24) months commencing on the date of occupancy and ending twenty four (24) months thereafter.

         4. Base Rent: The monthly Base Rent for the New Premises shall be as follows:

         First Twelve Month Period - $3,455.00 Per Month ($1.10 s/f)

         Second Twelve Month Period - $3,612.00 Per Month ($1.15 s/f)

         5. Utilities: Lessee shall transfer all utility meters into Lessee's name and pay utility services directly to San Diego Gas and Electric. Lessor shall not be required to pay for utility service.

         6. Janitorial Service. Lessee shall provide janitorial service at Lessee's expense. In the event Lessor shall provide monthly janitorial service' Lessee agrees to reimburse Lessor's monthly janitorial expense which is estimated to be $220.00 per month. Said estimated janitorial expense shall be reconciled annually to the actual janitorial expense incurred by Lessor. In the event the actual janitorial expense incurred by Lessor is less than the estimate billed to Lessee, then Lessee shall receive a credit. In the event the estimated janitorial expense exceeds Lessor's estimate, then Lessee agrees to pay its pro-rata share of the excess.

         7. Tenant Improvements. Lessor shall paint the New Premises using Lessor's building standard color, clean all existing carpeting, demo and build new walls and doors, and patch in the ceiling and carpet as shown on exhibit "B." Any additional improvements deemed necessary by Lessee shall be at Lessee's sole expense.

         8. Security Deposit. The current security deposit of $2,499.70 held by Lessor for Suites 112, 117, and 113, shall transfer to the New Premises, and Lessee shall deposit with Lessor an additional $955.30 as additional security deposit for the New Premises, for a total deposit of $3455.00.

         9. Termination of Obligation - Original Premises. All obligations of Lessee, with respect to the Lease, pertaining to the Original Premises, including but not limited to the obligation to pay rent, utilities, or janitorial expense, shall terminate on the Date of Occupancy for the New Premises, as described in paragraph 2 above.

         10. Continuing Effect of Lease. All terms and conditions of the Original Lease, including the personal guarantee, shall remain in full force and effect and shall apply to the New Premises except to the extent expressly modified by this Amendment. In the event any term or condition of the Lease is inconsistent with, or contrary to, any term or condition of this Amendment, this Amendment shall prevail.



                          (SIGNATURES ARE ON NEXT PAGE)
                                        2

                                  LESSOR:

                                       NORTH COAST BUSINESS PARK, a
                                       California Limited Partnership

DATE: 10/10/96                    By: /s/ Michael I. Crain
     ------------                     -----------------------------------------
                                      Michael I. Crain, for Crain Ltd.,
                                      General Partner for North Coast
                                      Business Park Managers, a California
                                      Limited Partnership



                                  LESSEE:

                                      INTERACTIVE TELESIS, INC., a
                                      British Columbia Corporation

DATE: 10/16/96                     BY: /s/ Don Cameron
     ------------                     -----------------------------------------
                                      Don Cameron, President

                                   EXHIBIT "B"








                                  [FLOOR PLAN]

                               AMENDMENT TO LEASE

      This Amendment to Lease is entered into as of this 20th day of August, 1995, by and between NORTH COAST BUSINESS PARK., a California Limited Partnership ("Lessor") and INTERACTIVE TELESIS, INC., a British Columbia Corporation ("Lessee") with reference to the following facts:

                                    RECITALS:

      A. On or about February 13, 1995 Lessor and Lessee, entered into that certain Lease Agreement, pursuant to which Lessee leased from Lessor certain premises situated in Building 4, 535 Encinitas Blvd., Suite 112, Encinitas, California ("Original Premises"), a true and correct copy of the Lease Agreement is attached hereto as Exhibit "A", including each Amendment or Addendum, Personal Guarantee and Exhibit thereto.

      B. Lessee now desires to lease from Lessor certain additional premises commonly known as Building 4, 535 Encinitas Blvd., Suite 117 and one office from the adjacent suite 114, all of which consists of approximately 899 rentable square feet ("Expansion Space"), which Expansion Space is more particularly described in Exhibit "B" attached hereto and incorporated herein by this reference.

      NOW, THEREFORE, the parties hereby agree as follows:

                                   AGREEMENT

      1. LEASED SPACE: In addition to the 888 rentable square feet currently leased by Lessee in suite 112, Lessee agrees to lease the Expansion Space in Building 4 consisting of approximately 899 rentable square feet as described in Exhibit B.

      2. TERM:

      Original Premises

      The Lease expiration date for the Original Premises shall be extended to February 28, 1997.

      Expansion Space

      The term of Lease for the Expansion Space shall commence on September 1, 1995 and shall terminate on February 28, 1997.

      3.    RENT:

            Original Premises

            Rent for the original Premises shall be as follows:

            09/01/95 to 02/28/96 - $ 977.00 per month
            03/01/96 to 02/28/97 - $1,021.00 per month

            Expansion Space

            Rent for the Expansion Space shall be as follows:

            09/01/95 to 02/28/96 - $ 989.00 per month
            03/01/96 to 02/28/97 - $1,034.00 per month

            The above rent schedule includes janitorial service at Lessor's expense.

      4. UTILITIES: Lessee shall pay for utility services at Lessee's expense. Lessor shall not be required to pay for utilities. If the utility service is not separately metered, then Lessee shall pay monthly utilities based on Lessor's estimate. Said estimated utilities shall be adjusted to actual utility costs annually. Said utilities are estimated at $170.00 per month.

      5. TENANT IMPROVEMENTS: The adjacent tenant in Suite 114 has agreed to give Suite 112 their storage room to allow Suite 112 access to the Expansion Space as shown on Exhibit "B." Lessor shall build a new storage room in the Expansion Space of approximately 9'11" x 11'2" to replace the storage room for the tenant in Suite 114. The new storage room shall have one 2' x 4' light fixture, one HVAC grill, two duplex outlets, one light switch, one telephone jack and the shelving from the old storage room shall be relocated to the new storage room. Lessor shall paint and clean the existing carpeting the Expansion Space and the new storage room.

      6. SECURITY DEPOSIT. In addition to the current security deposit of $975.00 held by Lessor for Suite 112, Lessee shall deposit with Lessor an additional $989.00 as a security deposit for Suite 117.

      7. ABATED RENT - EXPANSION SPACE. Rent for months 2 and 3 of the Expansion Space shall be $.70 per square foot or $629.00 per month. There shall be no abated rent for the Original Premises.

                          (SIGNATURES ARE ON NEXT PAGE)

      8. CONTINUING EFFECT OF LEASE. All terms and conditions of the Original Lease, including the personal guarantee, shall remain in full force and effect and shall apply to the Expansion Space except to the extent expressly modified by this Amendment. In the event any term or condition of the Lease is inconsistent with, or contrary to, any term or condition of this Amendment, this Amendment shall prevail.

                                        LESSOR:

                                        NORTH COAST BUSINESS PARK, a
                                        California Limited Partnership

      DATE: 8/20/95                     By: /s/ RANDALL HALL
                                            ------------------------------------
                                            Randall Hall, Property Manager

                                        LESSEE:

                                        INTERACTIVE TELESIS, INC., a
                                        Columbia Corporation

      DATE: 8/20/95                     By: /s/ DON CAMERON
                                            ------------------------------------
                                            Don Cameron, President

                                   EXHIBIT "B"


                            [FLOOR PLAN OF PREMISES]

                           [CB COMMERCIAL LETTERHEAD]

                             OFFICE BUILDING LEASE

                                TABLE OF CONTENTS
                                                                          PAGE
Article 1    LEASE OF PREMISES ............................................1
Article 2    DEFINITIONS ..................................................1
Article 3    EXHIBITS AND ADDENDA .........................................2
Article 4    DELIVERY OF POSSESSION .......................................2
Article 5    RENT .........................................................2
Article 6    INTEREST AND LATE CHARGES ....................................4
Article 7    SECURITY DEPOSIT .............................................4
Article 8    TENANT'S USE OF THE PREMISES .................................4
Article 9    SERVICES AND UTILITIES .......................................5
Article 10   CONDITION OF THE PREMISES ....................................5
Article 11   CONSTRUCTION, REPAIRS AND MAINTENANCE.........................5
Article 12   ALTERATIONS AND ADDITIONS.....................................6
Article 13   LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.....................6
Article 14   RULES AND REGULATIONS.........................................7
Article 15   CERTAIN RIGHTS RESERVED BY LANDLORD...........................7
Article 16   ASSIGNMENT AND SUBLETTING.....................................7
Article 17   HOLDING OVER..................................................8
Article 18   SURRENDER OF PREMISES.........................................8
Article 19   DESTRUCTION OR DAMAGE.........................................8
Article 20   EMINENT DOMAIN................................................8
Article 21   INDEMNIFICATION...............................................9
Article 22   TENANT'S INSURANCE............................................9
Article 23   WAIVER OF SUBROGATION........................................10
Article 24   SUBORDINATION AND ATTORNMENT.................................10
Article 25   TENANT ESTOPPEL CERTIFICATES.................................10
Article 26   TRANSFER OF LANDLORD'S INTEREST..............................10
Article 27   DEFAULT......................................................10
Article 28   BROKERAGE FEES...............................................11
Article 29   NOTICES......................................................11
Article 30   GOVERNMENT ENERGY OR UTILITY CONTROLS........................11
Article 31   RELOCATION OF PREMISES.......................................11
Article 32   QUIET ENJOYMENT..............................................12
Article 33   OBSERVANCE OF LAW............................................12
Article 34   FORCE MAJEURE................................................12
Article 35   CURING TENANT'S DEFAULTS.....................................12
Article 36   SIGN CONTROL.................................................12
Article 37   MISCELLANEOUS................................................12

                           [CB COMMERCIAL REAL ESTATE GROUP, INC. LETTERHEAD]


This Lease between North Coast Business Park, a California Limited Partnership, ("Landlord"), and Interactive Telesis, Inc., a British Columbia Corporation, ("Tenant"), is dated February 13, 1995.

1. LEASE OF PREMISES.

In consideration of the Rent (as defined at Section 5.4) and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A," and further described at Section 2l. The Premises are located within the Building and Project described in Section 2m. Tenant shall have the non-exclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use of the Common Areas (as defined at Section 2e).

2. DEFINITIONS

As used in this Lease, the following terms shall have the following meanings:

a.    Base Rent (initial): $11,721.60 per year.

b.    Base Year: The calendar year of N/A.

c.    Broker(s)
      Landlord's: CB Commercial Real Estate Group, Inc.

      Tenant's: Ken Gotthelf Real Estate Broker.

In the event that CB Commercial Real Estate Group, Inc. represents both Landlord and Tenant, Landlord and Tenant hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

d.    Commencement Date: February 15, 1995.

e. Common Areas: the building lobbies, common corridors and hallways, restrooms, garage and parking areas, stairways, elevators and other generally understood public or common areas. Landlord shall have the right to regulate or restrict the use of the Common Areas.

f.   Expense Stop: (fill in if applicable): $ Not applicable

g. Expiration Date: February 28, 1996, unless otherwise sooner terminated in accordance with the provisions of this Lease.

i.   Landlord's Mailing Address: 531 Encinitas Blvd., Suite 113, Encinitas, CA
     92024

     Tenant's Mailing Address: 535 Encinitas Blvd., Suite 112, Encinitas, CA
     92024

j.   Monthly Installments of Base Rent (initial): $976.80 per month.

k. Parking: Tenant shall be permitted to park 3 cars on a non-exclusive basis in the area(s) designated by Landlord for parking. Tenant shall abide by any and all parking regulations and rules established from time to time by Landlord or Landlord's parking operator. Landlord reserves the right to separately charge Tenant's guests and visitors for parking.

l. Premises: that portion of the Building containing approximately 888 square feet of Rentable Area, shown by diagonal lines on Exhibit "A," located on the first floor of the Building and known as Suite 112.

m. Project: the building of which the Premises are a part (the "Building") and any other buildings or improvements on the real property (the "Property") located at 531 Encinitas Blvd., Encinitas, CA 92024 and further described at Exhibit "B." The Project is known as North Coast Business Park.

n. Rentable Area: as to both the Premises and the Project, the respective measurements of floor area as may from time to time be subject to lease by Tenant and all tenants of the Project, respectively, as determined by Landlord and applied on a consistent basis throughout the Project.



                                      (1)

o.   Security Deposit (Section 7): $975.00.

p.   State: the State of California.

q. Tenant's First Adjustment Date (Section 5.2): the first day of the calendar month following the Commencement Date plus N/A months.

r.   Tenant's Use Clause (Article 8): General Office.

s. Term: the period commencing on the Commencement Date and expiring at midnight on the Expiration Date.

3.   EXHIBITS AND ADDENDA.

The exhibits and addenda listed below (unless lined out) are incorporated by reference in this Lease:

a. Exhibit "A" - Floor Plan showing the Premises.
b. Exhibit "B" - Site Plan of the Project.
c. Exhibit "D" - Rules and Regulations.
d. Exhibit "E" - Sign Criteria.
e. Addenda:
     One
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. DELIVERY OF POSSESSION.

If for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for such failure, the Expiration Date shall not change and the validity of this Lease shall not be impaired, but Rent shall be abated until delivery of possession. "Delivery of possession" shall be deemed to occur on the date Landlord completes Landlord's Work as defined in Exhibit "C." If Landlord permits Tenant to enter into possession of the Premises before the Commencement Date, such possession shall be subject to the provisions of this Lease, including, without limitation, the payment of Rent.

5. RENT.

5.1. Payment of Base Rent. Tenant agrees to pay the Base Rent for the Premises. Monthly Installments of Base Rent shall be payable in advance on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month, the Base Rent for the partial month shall be prorated on a per diem basis. Tenant shall pay Landlord the first Monthly Installment of Base Rent when Tenant executes the Lease.

5.2 Adjusted Base Rent.

5.4 Definition of Rent. All costs and expenses which Tenant assumes or agrees to pay to Landlord under this Lease shall be deemed additional rent (which, together with the Base Rent is sometimes referred to as the "Rent"). The Rent shall be paid to the Building manager (or other person) and at such place, as Landlord may from time to time designate in writing, without any prior demand therefor and without deduction or offset, in lawful money of the United States of America.

5.5 Rent Control. If the amount of Rent or any other payment due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of the restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of the restrictions and the amounts Landlord would have received had there been no restrictions.

5.6 Taxes Payable by Tenant. In addition to the Rent and any other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Work made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord; (b) the gross or net Rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises: If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, the Base Rent shall be revised to net Landlord the same net Rent after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

6. INTEREST AND LATE CHARGES.

If Tenant falls to pay when due any Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Tenant acknowledges that the late payment of any Monthly Installment of Base Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if any such installment is not received by Landlord within ten (10) days from the date it is due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease.

7. SECURITY DEPOSIT

Tenant agrees to deposit with Landlord the Security Deposit set forth at Section
2.0 upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

If Tenant fails to pay any Rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy Landlord may have by reason of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for at Article 27 hereof. Within fifteen (15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, and provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises, Landlord may deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

8. TENANT'S USE OF THE PREMISES.

Tenant shall use the Premises solely for the purposes set forth in Tenant's Use Clause. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. A judgment of any court of competent jurisdiction or the admission by Tenant In any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, rules and/or directions in the use of the Premises shall be deemed to be a conclusive determination of that fact as between Landlord and Tenant. Tenant shall not do or permit to be done anything which will Invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of the Insurance Services Office or any other organization performing a similar function. Tenant shall



                                      (4)
promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. SERVICES AND UTILITIES.

Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during generally recognized business days, and during hours determined by Landlord in its sole discretion, and subject to the Rules and Regulations of the Building or Project, electricity for normal desk top office equipment and normal copying equipment, and heating, ventilation and air conditioning ("HVAC") as required in Landlord's judgment for the comfortable use and occupancy of the Premises. If Tenant desires HVAC at any other time, Landlord shall use reasonable efforts to furnish such service upon reasonable notice from Tenant and Tenant shall pay Landlord's charges therefor on demand. Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms in the Building. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services,
(ii) failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises, Building or Project, or (iii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through or in connection with or incidental to failure to furnish any such services. If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, Including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlet in the Premises. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord may have installed a water meter or electrical current in the Premises to measure the amount of water or electric current consumed.

Nothing contained in this Article shall restrict Landlord's right to require at any time separate metering of utilities furnished to the Premises. In the event utilities are separately metered, Tenant shall pay promptly upon demand for all utilities consumed at utility rates charged by the local public utility plus any additional expense incurred by Landlord in keeping account of the utilities so consumed. Tenant shall be responsible for the maintenance and repair of any such meters at its sole cost.

Landlord shall furnish lighting replacement for building standard lights, restroom supplies, window washing and janitor services in a manner that such services are customarily furnished to comparable office buildings in the area.

10. CONDITION OF THE PREMISES.

Tenant's taking possession of the Premises shall be deemed conclusive evidence that as of the date of taking possession the Premises are in good order and satisfactory condition, except for such matters as to which Tenant gave Landlord notice on or before the Commencement Date. No promise of Landlord to alter, remodel, repair or improve the Premises, the Building or the Project and no representation, express or implied, respecting any matter or thing relating to the Premises, Building, Project or this Lease (including, without limitation, the condition of the Premises, the Building or the Project) have been made to Tenant by Landlord or its Broker or Sales Agent, other than as may be contained herein or in a separate exhibit or addendum signed by Landlord and Tenant.

11. CONSTRUCTION, REPAIRS AND MAINTENANCE.

a. Landlord's Obligations. Landlord shall perform Landlord's Work to the Premises as described in Exhibit "C." Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building.

b. Tenant's Obligations.

        (1) Tenant shall perform Tenant's Work to the Premises as described in Exhibit "C."

        (2) Tenant at Tenant's sole expense shall, except for services furnished by Landlord pursuant to Article 9 hereof, maintain the Premises in good order, condition and repair, including the interior surfaces of the ceilings, walls and floors, all doors, all interior windows, all plumbing, pipes and fixtures, electrical wiring, switches and fixtures, Building Standard furnishings and special items and equipment installed by or at the expense of Tenant.

        (3) Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and systems thereof, the need for which arises out of (i) Tenant's use or occupancy of the Premises, (ii) the installation, removal, use or operation of Tenant's Property (as defined in Article 13) In the Premises, (iii) the moving of Tenant's Property into or out of the Building, or iv) the act, omission, misuse or negligence of Tenant, its agents, contractors, employees or invitees.


                                      (5)

        (4) If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the prime commercial rate then being charged by Bank of America NT & SA plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum rate then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work.

c. Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

d. Waiver by Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises In good order, condition and repair.

e. Load and Equipment Limits. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry, as determined by Landlord or Landlord's structural engineer. The cost of any such determination made by Landlord's structural engineer shall be paid for by Tenant upon demand. Tenant shall not install business machines or mechanical equipment which cause noise or vibration to such a degree as to be objectionable to Landlord or other Building tenants.

f. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Project, Building or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's business in the Premises.

g. Tenant shall give Landlord prompt notice of any damage to or defective condition in any part or appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

h. Upon the expiration or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the same condition as on the date Tenant took possession, except for normal wear and tear. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment pursuant to Section 13b shall be repaired by Tenant at Tenant's expense.

12. ALTERATIONS AND ADDITIONS.

a. Tenant shall not make any additions, alterations or improvements to the Premises without obtaining the prior written consent of Landlord. Landlord's consent may be conditioned on Tenant's removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to any addition, alteration or improvement shall be done in a good and workmanlike manner by properly qualified and licensed personnel approved by Landlord, and such work shall be diligently prosecuted to completion. Landlord may, at Landlord's option, require that any such work be performed by Landlord's contractor, in which case the cost of such work shall be paid for before commencement of the work. Tenant shall pay to Landlord upon completion of any such work by Landlord's contractor, an administrative fee of fifteen percent (15%) of the cost of the work.

b. Tenant shall pay the costs of any work done on the Premises pursuant to
Section 12a, and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

Tenant shall keep Tenant's leasehold interest, and any additions or improvements which are or become the property of Landlord under this Lease, free and clear of all attachment or judgment liens. Before the actual commencement of any work for which a claim or lien may be filed, Tenant shall give Landlord notice of the intended commencement date a sufficient time before that date to enable Landlord to post notices of non-responsibility or any other notices which Landlord deems necessary for the proper protection of Landlord's interest in the Premises, Building or the Project, and Landlord shall have the right to enter the Premises and post such notices at any reasonable time.

c. Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to at least one and one-half (1 1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises, to protect Landlord against any liability for mechanic's and materialmen's liens and to insure timely completion of the work. Nothing contained in this Section 12c shall relieve Tenant of its obligation under Section 12b to keep the Premises, Building and Project free of all liens.

d. Unless their removal is required by Landlord as provided In Section 12a, all additions, alterations and improvements made to the Promises shall become the property of Landlord and be surrendered with the Premises upon the expiration of the Term; provided, however, Tenant's equipment, machinery and trade fixtures which can be removed without damage to the Premises shall remain the property of Tenant and may be removed, subject to the provisions of Section 13b.

13. LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.

a. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant ("Leasehold Improvements") shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in Section 13b.



                                      (6)

     b. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's Property is removed, Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal.

14. RULES AND REGULATIONS.

Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit "D" and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make. Landlord shall not be responsible for any violation of said rules and regulations by other tenants or occupants of the Building or Project.

15. CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord reserves the following rights, exercisable without liability to Tenant for (a) damage or injury to property, person or business, (b) causing an actual or constructive eviction from the Premises, or (c) disturbing Tenant's use or possession of the Premises:

     a. To name the Building and Project and to change the name or street address of the Building or Project;

     b. To install and maintain all signs on the exterior and interior of the Building and Project;

     c. To have pass keys to the Premises and all doors within the Premises, excluding Tenant's vaults and safes;

     d. At any time during the term, and on reasonable prior notice to Tenant, to inspect the Premises, and to show the Premises to any prospective purchaser or mortgagee of the Project, or to any assignee of any mortgage on the Project, or to others having an interest in the Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof; and

     e. To enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.

16. ASSIGNMENT AND SUBLETTING.

No assignment of this Lease or sublease of all or any part of the Premises shall be permitted, except as provided in this Article 16.

     a. Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of Landlord.

     b. If at any time or from time to time during the Term Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet such space from Tenant at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's notice, or, in the case of an assignment, to terminate this Lease. If Landlord does not exercise such option, Tenant may assign the Lease or sublet such space to such proposed assignee or subtenant on the following further conditions:

          (1) Landlord shall have the right to approve such proposed assignee or subtenant, which approval shall not be unreasonably withheld;

          (2) The assignment or sublease shall be on the same terms set forth in the notice given to Landlord;

          (3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

          (4) No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained; and

          (5) Any sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate, (i) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any real estate brokerage commissions or fees payable in connection with such assignment or subletting, shall be paid to Landlord as additional rent under this Lease without affecting or reducing any other obligations of Tenant hereunder.

c. Notwithstanding the provisions of paragraphs a and b above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any recapture or termination option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises under
Article 8 remains unchanged.

                                      (7)

     d. No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     e. If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting or if Tenant requests the consent of Landlord for any act that Tenant proposes to do, then Tenant shall, upon demand, pay Landlord an administrative fee of One Hundred Fifty and No/100ths Dollars ($150.00) plus any attorneys' fees reasonably incurred by Landlord in connection with such act or request.

17.  HOLDING OVER.

If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (express or implied), Tenant shall become a tenant from month to month only, upon all the provisions of this Lease (except as to term and Base Rent), but the "Monthly Installments of Base Rent" payable by Tenant shall be increased to one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant at the expiration of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

18.  SURRENDER OF PREMISES.

     a. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date, in broom-clean condition and in as good condition as when Tenant took possession, except for (i) reasonable wear and tear, (ii) loss by fire or other casualty, and (iii) loss by condemnation. Tenant shall, on Landlord's request, remove Tenant's Property on or before the Expiration Date and promptly repair all damage to the Premises or Building caused by such removal.

     b. If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any of Tenant's Property left on the Premises shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all or any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant. On the Expiration Date Tenant shall surrender all keys to the Premises.

19.  DESTRUCTION OR DAMAGE.

     a. If the Premises or the portion of the Building necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements of other casualty, Landlord shall, subject to the provisions of this Article, promptly repair the damage, if such repairs can, in Landlord's opinion, be completed within (90) ninety days. If Landlord determines that repairs can be completed within ninety (90) days, this Lease shall remain in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, employees, contractors, licensees or invitees, the Base Rent shall be abated to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required of Landlord under
     Section 19d.

     b. If in Landlord's opinion, such repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed within ninety(90) days, Landlord may elect, upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     c. If any other portion of the Building or Project is totally destroyed or damaged to the extent that in Landlord's opinion repair thereof cannot be completed within ninety (90) days, Landlord may elect upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     d. If the Premises are to be repaired under this Article, Landlord shall repair at its cost any injury or damage to the Building and Building Standard Work in the Premises. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold improvements and Tenant's Property. Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project as a result of any damage from fire or other casualty.

     e. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, Building or Project by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of express agreement, shall have no application.

20.  EMINENT DOMAIN.

     a. If the whole of the Building or Premises is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and Rent shall be prorated to such date. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that
     (i) Tenant shall have the right to terminate this Lease by notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (ii) Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the thirtieth (30th) day after either such notice. The Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, the Base Rent and Tenant's Proportionate Share shall be equitably adjusted according to the remaining Rentable Area of the Premises and Project.



                                      (8)

     b. In the event of any taking, partial or whole, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgment or settlement from the condemning authority. Tenant, however, shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damage to Tenant's personal property.

     c. In the event of a partial taking of the Premises which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking, but only to the extent of Building Standard Work. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property.

21. INDEMNIFICATION.

     a. Tenant shall indemnify and hold Landlord harmless against and from liability and claims of any kind for loss or damage to property of Tenant or any other person, or for any injury to or death of any person, arising out of: (1) Tenant's use and occupancy of the Premises, or any work, activity or other things allowed or suffered by Tenant to be done in, on or about the Premises; (2) any breach of default by Tenant of any of Tenant's obligations under this Lease; or (3) any negligent or otherwise tortious act or omission of Tenant, its agents, employees, invitees or contractors. Tenant shall at Tenant's expense, and by counsel satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim and shall indemnify Landlord against all costs, attorneys' fees, expert witness fees and any other expenses incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises from any cause.

     b. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of the Building or Project.

22. TENANT'S INSURANCE.

     a. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and Landlord's lender and qualified to do business in the State. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a cross-liability endorsement, (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A copy of each paid up policy (authenticated by the insurer) or certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is first given the right of possession of the Premises, and thereafter within thirty
     (30) days after any demand by Landlord therefor. Landlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Tenant hereunder. No such policy shall be cancellable except after twenty (20) days written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

     b. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect policies of casualty insurance covering (i) all Leasehold Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 12 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

     c. Beginning on the date Tenant is give access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect workers' compensation insurance as required by law and comprehensive public liability and property damage insurance with respect to the construction of improvements on the Premises, the use, operation or condition of the Premises and the operations of Tenant in, on or about the Premises, providing personal injury and broad form property damage coverage for not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability.

     d. Not less than every three (3) years during the Term, Landlord and Tenant shall mutually agree to increases in all of Tenant's insurance policy limits for all insurance to be carried by Tenant as set forth in this Article. In the event Landlord and Tenant cannot mutually agree upon the amounts of said increases, then Tenant agrees that all insurance policy limits as set forth in this Article shall be adjusted for increases in the cost of living in the same manner as is set forth in Section 5.2 hereof for the adjustment of the Base Rent.


                                      (9)

23. WAIVER OF SUBROGATION.

Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party of its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

24. SUBORDINATION AND ATTORNMENT.

Upon written request of Landlord, or any first mortgagee or first deed of trust beneficiary of Landlord, or ground lessor of Landlord, Tenant shall, in writing, subordinate its rights under this Lease to the lien of any first mortgage or first deed of trust, or to the interest of any lease in which Landlord is lessee, and to all advances made or hereafter to be made thereunder. However, before signing any subordination agreement, Tenant shall have the right to obtain from any lender or lessor or Landlord requesting such subordination, an agreement in writing providing that, as long as Tenant is not in default hereunder, this Lease shall remain in effect for the full Term. The holder of any security interest may, upon written notice to Tenant, elect to have this Lease prior to its security interest regardless of the time of the granting or recording of such security interest.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this Lease.

25. TENANT ESTOPPEL CERTIFICATES.

Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying
(a) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (b) the amount of Base Rent and the date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be relied upon by a purchaser, assignee or lender. Tenant's failure to execute and deliver such statement within the time required shall at Landlord's election be a default under this Lease and shall also be conclusive upon Tenant that: (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against Rent; and (3) not more than one month's Rent has been paid in advance.

26. TRANSFER OF LANDLORD'S INTEREST.

In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, providing the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

27. DEFAULT.

27.1. Tenant's Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

     a. If Tenant abandons or vacates the Premises; or

     b. If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for five (5) days after such payment is due and payable; or

     C. If tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; or

     d. If a writ of attachment or execution is levied on this Lease or on any of Tenant's Property; or

     e. If Tenant makes a general assignment for the benefit of creditors, or provides for an arrangement, composition, extension or adjustment with its creditors; or

     f. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five
     (45) days thereafter, of if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days; or

     g. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's Property; or

     h. If Tenant is a partnership or consists of more than one(1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs d through g above.

27.2. Remedies. In the event of Tenant's default hereunder, then in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, without further notice or demand of any kind to do the following:

     a. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

     b. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

     c. Reenter the Premises under the provisions of subparagraph b, and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.


                                      (10)

If Landlord reenters the Premises under the provisions of subparagraphs b or c above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter accruing, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

Should Landlord elect to terminate this Lease under the provisions of subparagraph a or c above, Landlord may recover as damages from Tenant the following:

     1. Past Rent. The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

     2. Rent Prior to Award. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     3. Rent After Award. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could be reasonably avoided; plus

     4. Proximately Caused Damages. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys' fees), incurred by Landlord in
     (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including broker's commissions.

"The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

27.3 Landlord's Default. If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default cannot reasonably be cured within thirty (30) days, if Landlord fails to commence to cure within that thirty (30) day period, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title and interest in the Premises, Building or Project, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, if any) wherever situated, shall be subject to levy to satisfy such judgment. If, after notice to Landlord of default, Landlord (or any first mortgagee or first deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right to cure that default at Landlord's expense. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease except as otherwise specifically provided herein.

28.  BROKERAGE FEES.

Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except those noted in
Section 2.c. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

29. NOTICES.

All notices, approvals and demands permitted or required to be given under this Lease shall be in writing and deemed duly served or given if personally delivered or sent by certified or registered U.S. mail, postage prepaid, and addressed as follows: (a) if to Landlord, to Landlord's Mailing Address and to the Building manager, and (b) if to Tenant, to Tenant's Mailing Address; provided, however, notices to Tenant shall be deemed duly served or given if delivered or mailed to Tenant at the Premises. Landlord and Tenant may from time to time by notice to the other designate another place for receipt of future notices.

30. GOVERNMENT ENERGY OR UTILITY CONTROLS.

In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities during the Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation by Landlord and Tenant of any such controls, the interpretation of Landlord shall prevail, and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

31. RELOCATION OF PREMISES.

Landlord shall have the right to relocate the Premises to another part of the Building in accordance with the following:


                                      (11)

     a. The new premises shall be substantially the same in size, dimensions, configuration, decor and nature as the Premises described in this Lease, and if the relocation occurs after the Commencement Date, shall be placed in that condition by Landlord at its cost.

     b. Landlord shall give Tenant at least thirty (30) days written notice of Landlord's intention to relocate the Premises.

     c. As nearly as practicable, the physical relocation of the Premises shall take place on a weekend and shall be completed before the following Monday. If the physical relocation has not been completed in that time, Base Rent shall abate in full from the time the physical relocation commences to the time it is completed. Upon completion of such relocation, the new premises shall become the "Premises" under this Lease.

     d. All reasonable costs incurred by Tenant as a result of the relocation shall be paid by Landlord.

     e. If the new premises are smaller than the Premises as it existed before the relocation, Base Rent shall be reduced proportionately.

     f. The parties hereto shall immediately execute an amendment to this Lease setting forth the relocation of the Premises and the reduction of Base Rent, if any.

32.  QUIET ENJOYMENT.

Tenant, upon paying the Rent and performing all of its obligations under this Lease, shall peaceably and quietly enjoy the Premises, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

33.  OBSERVANCE OF LAW.

Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use of occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvement or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

34.  FORCE MAJEURE.

Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Article 34 shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

35.  CURING TENANT'S DEFAULTS.

If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to) without waiving such default, perform the same for the account at the expense of Tenant. Tenant shall pay Landlord all costs of such performance promptly upon receipt of a bill therefor.

36.  SIGN CONTROL.

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the written consent of Landlord. Landlord shall have the right to remove any signs or other matter, installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord.

37.  MISCELLANEOUS.

a. Accord and Satisfaction; Allocation of Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

b. Addenda. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

c. Attorneys' Fees. If any action or proceeding is brought by either party against the other pertaining to or arising out of this Lease, the finally prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding.

d. Captions, Articles and Section Numbers. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Article and Section numbers refer to Articles and Sections in this Lease.

e. Changes Requested by Lender. Neither Landlord or Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligations of the party from whom consent to such change or amendment is requested.

f. Choices of Law. This Lease shall be construed and enforced in accordance with the laws of the State.

g. Consent. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages by reason of any refusal, withholding or delaying by Landlord of any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc.

                                      (12)

h. Corporate Authority. If tenant is a corporation, each individual signing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors authorizing such execution.

i. Counterparts. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

j. Execution of Lease; No Option. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

k. Furnishing of Financial Statements; Tenant's Representations. In order to induce Landlord to enter into this Lease Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects.

l. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

m. Mortgagee Protection. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonably be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

n. Prior Agreements; Amendments. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest.

o. Recording. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

p. Severability. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

q. Successors and Assigns. This Lease shall apply to and bind the heirs, personal representatives, and permitted successors and assigns of the parties.

r. Time of the Essence. Time is of the essence of this Lease.

s. Waiver. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such default.

t. Compliance. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved.

No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

The parties hereto have executed this Lease as of the dates set forth below.

Date:                                          Date: Feb 13 1995
     ----------------------------

Landlord: North Coast Business Park,           Tenant: Interactive Telesis, Inc.
          a California Limited Partnership
                                               By:  /s/ DON CAMERON]
By:  /s/ [Signature Illegible]                      ----------------------------
     ----------------------------                   Don Cameron

                                               Title: President
Title:                                              ----------------------------
     ----------------------------

Title: Property Manager                        By:
                                                    ----------------------------

                                               Title:
                                                    ----------------------------

===============================================================================
CONSULT YOUR ADVISORS -- This document has been prepared for approval by your attorney. No representation or recommendation is made by CB Commercial as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
===============================================================================


                                      (13)

ADDENDUM NUMBER ONE TO LEASE DATED FEBRUARY 13,1995, BY AND BETWEEN THE NORTH COAST BUSINESS PARK, A CALIFORNIA LIMITED PARTNERSHIP, AS LANDLORD AND INTERNATIONAL TELESIS, A BRITISH COLUMBIA COMPANY, AS TENANT.
--------------------------------------------------------------------------------

43.     OPTIONS TO RENEW:

        Provided that Tenant has not been in default of its Lease, Landlord shall grant Tenant the option to renew the lease at the lease rate outlined in the Base Rent Schedule below. Tenant shall give Landlord three months prior written notice of his intention to exercise said option.

44.     BARE RENT SCHEDULE:

        Tenant shall pay Landlord base rent according to the following schedule.

        First Option: Months 13 - 24:        $1,021.20 per month.

        Base Rent includes all common area maintenance, insurance, management fees, common area utilities and taxes. Utilities will be separately metered and paid by Tenant. Janitorial services will be paid separately by Tenant.

45.     IMPROVEMENTS:

        Tenant accepts the premises in an "as is" condition with the following exceptions:

        Suite to be painted, all carpets cleaned, ceiling tiles to be replaced, leaks in roof/walls to be repaired.

46.     ABATEMENT:

        Rent for the months 2 and 3 of this Lease shall be $.70 per square foot or $621.50 per month.


CONSULT YOUR ATTORNEY/ADVISOR - This document has been prepared for approval by your attorney. No representation or recommendation is made by CB COMMERCIAL REAL ESTATE GROUP, INC. or the agents or employees as to the legal sufficiency, legal effect, or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

                                  EXHIBIT "A"
                                   FLOOR PLAN

                                    EXHIBIT B

                                    SITE PLAN

                                    EXHIBIT D

                              RULES AND REGULATIONS

                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional locks or bolts without Lessor's prior written consent.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substance of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or the Office Building Project.

9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, freight and equipment shall be moved into or out of the building only with Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Premises, Building and Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays, and legal holidays. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15. No Lessee, employee or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

                                    EXHIBIT E

                                  SIGN CRITERIA

                            NORTH COAST BUSINESS PARK


This criteria establish the uniform sign policies for North Coast Business Park. This criteria has been established for the purpose of maintaining the overall signage appearance of the project. Conformance to this sign criteria will be strictly enforced by Lessor. Any sign installed that does not conform to this sign criteria will be brought into conformity at the expense of Lessee or removed.

A. GENERAL REQUIREMENTS

        1. Sample drawings of the size and shape of approved signage is shown on the attached sheet.

        2. Lessor shall approve all signage prior to the fabrication of the sign.

        3. Lessor shall direct the placement of all Lessee signs and the method of attachment to the building.

        4. Lessee to be limited to identity of the company name (buildings 1, 3 & 7 if plexiglas can sign or channel letters are used) and secondary description copy (Logos optional). Building 1 plexiglas can sign or channel letter signage is limited to area over front entry facing parking lot.

        5. Lessee shall be responsible for the fulfillment of all requirements for this criteria.

B. GENERAL SPECIFICATIONS

        1.      Lessee Building Identification (Bldg. 1-3-7 Only)

                A.      Plexiglas Can Sign

                        1. Lessee is allowed one (1) square foot of signage for each linear foot of suite frontage (sign length limitations apply).

                        2. Signs shall conform to three sizes (3' x 8'), (3' x 10') or (3' x 12'). Actual size to be determined by front footage.

                        3. Can returns shall be dark grey in color. All other colors shall be approved by Lessor.

                        4. All signs shall conform to City of Encinitas specifications through a sign and building permit.

                        5. Lessee must submit sign criteria for Lessor's approval prior to fabrication of sign. Non-conforming signage will be brought into conformity at the expense of Lessee or removed.

                        6. Lessee shall be responsible to maintain signage in a first class condition at Lessee's expense.

                        7. Plexiglas can signage shall be fabricated, permitted and installed at Lessee's expense. Installation shall be strictly supervised by Lessor. Damage to building, premises or common areas resulting from sign installation, maintenance or removal shall be repaired by Lessor at Lessee's expense.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or commercial food preparation.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from a theft or vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                  PARKING RULES

1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are referred to herein as "Oversized Vehicles."

2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invites to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3. Users of the parking area will obey all posted signs and park only in areas designated for vehicle parking.

4. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which are risks assumed by the party using the parking area.

5. The maintenance, washing, waxing or cleaning of vehicles in the parking lot or Common Areas is prohibited.

6. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invites to remain parked in the parking lot or Common Area for more than 24 consecutive hours.

7. Lessee shall be responsible for seeing that all of its employees, agents and invites comply with the applicable parking rules, regulations, laws and agreements.

8. Lessor reserves the right to modify these rules and/or adopt such other reasonable rules and regulations as it may deem necessary for the proper operation of the parking area.

9. Such parking use as is herein provided in intended merely as a license only and no bailment is intended or shall be created hereby.

                                  SIGN CRITERIA

                            NORTH COAST BUSINESS PARK

    B. Internally Illuminated Channel Letter Bldg. 1-3-7 Only

        1. Lessee is allowed one (1) square foot of signage for each linear foot of suite frontage.

        2. Lessee must submit sign criteria for Lessor's approval prior to fabrication of sign. Non-conforming signage will be brought into conformity at the expense of Lessee or removed.

        3. Lessee shall be responsible to maintain signage in a first class condition at Lessee's expense.

        4. Channel letter signs shall be fabricated, permitted and installed at Lessee's expense. Installation shall be strictly supervised by Lessor. Damage to building, premises or common areas resulting from sign installation, maintenance or removal shall be repaired by Lessor at Lessee's expense.

2.  Lessee Entry Identification

    A. 2' X 4' Monolith Sign (Aluminum box).

    B. All copy to be white optima bold on a green background to match existing.

    C. Installed at planter area in front of suite.

    D. Monolith signage shall be installed by Lessor at Lessee's expense.

3.  Lessee Window Identification

    A. Type face to be Helvetica Style. 1/2" height - Upper and lower case.

    B. All white in color.

    C. Mounted flush R/L on either side of door.

    D. No more than four (4) lines of copy.

    E. Window signage shall be installed by Lessor at Lessee's expense.

                              GENERAL SIGN CRITERIA

                                                     TYPICAL WINDOW.
        213                                   WHITE VINYL - UPPER/LOWER CASE
                                               HELVETICA STYLE-1 1/2" HEIGHT.
                                             MOUNTED JUSTIFIED (RIGHT OR LEFT)
                                                 NEXT TO FRONT ENTRY DOOR.
        NORTH COAST
        MANAGEMENT                                    ALL BUILDINGS


                                  NORHT COAST
                                   MANAGEMENT

                             TYPICAL PLEXIGLAS SIGN
                             CAN WITH PLEX FACE [OR]
                           INDIVIDUAL CHANNEL LETTERS.
                             NOT TO EXCEED 36 SQ. FT
                             NORTH COAST MANAGEMENT
                             WILL APPROVE ALL COLORS
                                  AND DESIGNS.
                              (LOGOS ARE OPTIONAL)
                               BLDGS 1, 3 & 7 ONLY




        NORTH COAST
        MANAGEMENT

        213                               TYPICAL MONOLITHE SIGN
                                           2' X 4' ALUMINUM BOX
                                           GREEN COPY AREA WITH
                                            WHITE VINYL LETTERS
                                            (OPTIMA BOLD STYLE)

                                                 ALL BLDGS

                                     EXHIBIT

                               GUARANTEE OF LEASE

        WHEREAS, a certain Lease of even date herewith has been, or will be, executed by and between NORTH COAST BUSINESS PARK (therein and herein referred to as "Landlord"), and INTERACTIVE TELESIS, INC. (therein and herein referred to as "Tenant"), covering certain premises in the City of Encinitas, County of San Diego, State of California; and

        WHEREAS, the Landlord under said Lease requires, as a condition to its execution of said Lease, that the undersigned guarantee the full performance of the obligations of Tenant under said Lease; and

        WHEREAS, the undersigned is desirous that Landlord enter into said Lease with Tenant,

        NOW, THEREFORE, In consideration of the execution of said Lease by Landlord, the undersigned hereby unconditionally guarantees the prompt and full performance of each and all of the terms, covenants and conditions of said Lease to be kept and performed by said Tenant, including the payment of all rentals and other charges to accrue thereunder. The undersigned further agrees as follows:

        1. That this covenant and agreement on its part shall continue in favor of the Landlord, notwithstanding any extension, modification or alteration of said Lease entered into by and between the parties thereto, or their successors or assigns, or notwithstanding any assignment of said Lease, with or without the consent of the Landlord, or the release of the Tenant, or the forfeiture or termination of the Lease by Landlord, as provided for therein, and no extension, modification, alteration or assignment of the above-referred to Lease shall, in any manner, release or discharge the undersigned, and it does hereby consent thereto.

        2. This Guarantee will continue unchanged by any bankruptcy, reorganization or insolvency of the Tenant or any successor or assignee thereof, or by any disaffirmance or abandonment by a trustee of Tenant.

        3. Landlord may, without notice, assign this Guarantee of Lease in whole or in part, and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned hereunder.

        4. The liability of the undersigned under this Guarantee of Lease shall be primary and that in any right of action which shall accrue to Landlord under the Lease, the Landlord may, at its option, proceed against the undersigned without having commenced any action, or having obtained any judgment against the Tenant or any co-guarantor.

        5. The undersigned waives the right to plead any and all statutes of limitations as a defense to this guarantee and to any obligation or liability hereby guaranteed, and agrees that any partial payments by or on behalf of the Tenant on any obligation or liability hereby guaranteed shall, as of the time each such payment is made, stop the running of the time within which an action may be commenced upon this guarantee, and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this guarantee.

        6. All debts and liabilities, present and future, of the Tenant to the undersigned, or any of them, ire hereby postponed to the liabilities of the Tenant to the Landlord, and all monies received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for the Landlord and shall be paid over to the Landlord. The undersigned, and each of them, further agree, upon any liquidation or distribution of the assets of the Tenant, to assign to the Landlord, upon its request, all claims on account of all such debts and liabilities to the end that the Landlord shall receive all payments on such debts and liabilities until payment in full of all liabilities and obligations of the Tenant to the Landlord. This Agreement shall constitute such assignment in the event the undersigned shall fall or refuse to execute and deliver such other and further assignment of such claims as the Landlord may request.

                                Exhibit __, Page 1

        7. Where the Tenant is a corporation, partnership or other association, or a receiver, trustee or other fiduciary, the Landlord is not to be concerned to see or inquire into the powers of the Tenant or its directors, officers, partners or associates, or other agents acting or purporting to act on its behalf, the undersigned hereby representing that such powers exist and that the representatives of the Tenant entering into the Lease in the professed exercise of such power shall be deemed to form part of the obligations of the Tenant guaranteed, even though the entering into of said Lease be in excess of the powers of the Tenant or the directors, partners, officers, associates or other agents thereof.

        8. This Guarantee shall inure to the benefit of and bind the heirs, administrators, executors, successors and assigns of the Landlord and each of the undersigned, and shall be construed as the joint and several obligation of each of the undersigned where there is more than one. This Guarantee shall be construed in accordance with the laws of the State of California. Notice of acceptance of this Guarantee is hereby waived. The use of the singular herein shall include the plural.

        9. To pay Landlord's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or enforcing this Guarantee of Lease against the undersigned, individually and jointly.

        10. That it does hereby waive notice of any demand by the Landlord, as well as any notice of default in the payment of rent or any other amounts contained or reserved in the Lease.

        IN WITNESS WHEREOF, the undersigned has cause this Guarantee to be executed on the date first above written.


                                             /s/ DON CAMERON
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                                        Guarantor Don Cameron

                                        1109 Sycamore View Dr.
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                                        Address

                                        Encinitas  CA  92024
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                                        Guarantor


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                                        Address

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                                Exhibit __, Page 2